SUPPLEMENT TO THE CLASS I AND CLASS II
                       STATEMENT OF ADDITIONAL INFORMATION

                        TEMPLETON GLOBAL INVESTMENT TRUST
                         TEMPLETON GREATER EUROPEAN FUND
                          TEMPLETON LATIN AMERICA FUND
                            SAI dated August 1, 1996

I. As of January 1, 1997 the Templeton Greater European Fund and the Templeton Latin America Fund each offers a third class of shares, designated "Advisor Class ." This SAI describes the Class I and Class II shares of each Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class, contact your investment representative or Distributors.

II. The discussion under "LETTER OF INTENT - CLASS I" is amended to remove the reference to Class II shares.

III. The discussion under "THE RULE 12B-1 PLANS" is amended by replacing the first paragraph with the following text:

           The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class I and Class II shares.

January 1, 1997